HODGES FUND
Retail Class – Ticker: HDPMX
Institutional Class – Ticker: HDPIX

HODGES SMALL CAP FUND
Retail Class – Ticker: HDPSX
Institutional Class – Ticker: HDSIX

HODGES BLUE CHIP 25 FUND
Retail Class – Ticker: HDPBX

HODGES EQUITY INCOME FUND
Retail Class – Ticker: HDPEX

HODGES PURE CONTRARIAN FUND
Retail Class – Ticker: HDPCX

Supplement dated December 16, 2011 to
Statement of Additional Information dated July 29, 2011

Effective immediately, the subsection entitled “Fixed Income Securities” in the “Investment Policies and Risks” section beginning on page B-4 of the Statement of Additional Information is revised to state as follows:

Fixed Income Securities

Fixed-income securities include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests.  Fixed income securities that will be eligible for purchase by a Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s® Ratings Group (“S&P®”) or Baa or better by Moody’s Investors Service©, Inc. (“Moody’s”) or their equivalent.  Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

The Funds may each invest up to 5% of their assets in high-yield securities rated lower than BBB by S&P® or lower than Baa by Moody’s, which are also known as “junk bonds”.  Lower-rated fixed-income securities generally offer a higher current yield than that available for higher grade fixed-income securities.  However, lower-rated fixed-income securities involve higher risks in that they are especially sensitive to adverse changes in general economic conditions and to adverse changes in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

The market for lower-rated fixed-income securities generally is thinner and less active than that for higher quality fixed-income securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated fixed-income securities, especially in a thinly traded market.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security.  If a security’s rating is reduced while it is held by a Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates.  The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Government Obligations

Each Fund may make short-term investments in U.S. government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such entities as the Government National Mortgage Association (“GNMA”).  Of these obligations, only those of the GNMA and T-Bills, are supported by the full faith and credit of the U.S. Treasury.

Agency Obligations

Each Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because it is not obligated by law to do so.

Please retain this Supplement with the Statement of Additional Information.